UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): December 15, 2023

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Kenneth J. Porpora as Executive Vice President and Chief Financial Officer
On December 15, 2023, Kenneth J. Porpora, Executive Vice President and Chief Financial Officer (“CFO”) of ADT Inc. (“ADT” or the “Company”) informed the Company and its board of directors (the “Board”) of his decision to step down from such positions, effective as of December 29, 2023, to become the Chief Executive Officer of a privately-held company.
(c) Appointment of Jeffrey A. Likosar as Interim Chief Financial Officer
On December 19, 2023, the Board appointed Jeffrey A. Likosar, 53, currently ADT’s President, Corporate Development and Chief Transformation Officer, to serve as Interim Chief Financial Officer of the Company (“Interim CFO”), effective as of December 30, 2023, while the Board undertakes a search to identify the Company’s next CFO. Mr. Likosar previously served as the Company’s CFO from February 2017 until August 2022.
Information regarding Mr. Likosar’s positions and offices with the Company and business experience is disclosed under “Executive Officers – Jeffrey A. Likosar” in the Company’s definitive Proxy Statement for its 2023 Annual Meeting of Stockholders (the “2023 Proxy Statement”), which was filed with the Securities and Exchange Commission on April 11, 2023. There is no arrangement or understanding between Mr. Likosar and any other person pursuant to which Mr. Likosar was selected as Interim CFO, and there are no family relationships between Mr. Likosar and any of the Company’s directors or executive officers. There are no transactions involving Mr. Likosar that would require disclosure pursuant to Item 404(a) of Regulation S-K.
Mr. Likosar will continue to serve as President, Corporate Development and Chief Transformation Officer and to participate in the benefit and other plans and arrangements he currently participates in, as described under “Executive Compensation – Compensation Discussion and Analysis” in the 2023 Proxy Statement. His compensation arrangements with the Company will not change in connection with his appointment to the additional office of Interim CFO.
A copy of the press release announcing the departure of Mr. Porpora and the appointment of Mr. Likosar as Interim CFO is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release dated December 20, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2023	ADT Inc.

		By:	/s/ David W. Smail
David W. Smail
Executive Vice President, Chief Legal Officer and Secretary